SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                 _________________________
                                         FORM 8-K
                                      CURRENT REPORT
                                 _________________________
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 19, 1994


                               SHAWMUT NATIONAL CORPORATION

            Delaware            1-10102                 06-1212629
          (State or other
          jurisdiction of       (Commission File        (IRS Employer
          incorporation)        Number)                 Identification No.)



                  777 Main Street, Hartford, Connecticut         06115
                  One Federal Street, Boston, Massachusetts      02211
                  (Address of principal executive offices)       (Zip Code)


                                                              (203) 986-2000
          Registrant's telephone number, including area code: (617) 292-2000



                                    Not Applicable
          (Former name or former address, if changed since last report)



                           Exhibit Index located on Page 4



          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                    The following exhibits are filed with this Current Report on Form 8-K:

               EXHIBIT
               NUMBER              DESCRIPTION

               99.1 Notice of Annual Meeting of Shareholders April 26, 1994 and Proxy Statement.



                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHAWMUT NATIONAL CORPORATION




                                     By: /s/ Joel B. Alvord
                                         Joel B. Alvord
                                         Chairman and Chief Executive Officer


          Dated:  April 19, 1994



                                       EXHIBIT INDEX

               EXHIBIT                                                     PAGE
               NUMBER              DESCRIPTION                            NUMBER

               99.1      Notice of Annual Meeting of Shareholders
                         April 26, 1994 and Proxy Statement.